UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 17, 2010
Date of Report (Date of earliest event reported)

KURRANT MOBILE CATERING, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-53011	26-1559350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8600 Decarie, Suite 200 Montreal, Quebec, Canada	H4P 2N2
(Address of principal executive offices)	(Zip Code)

 (858) 531-5723
Registrant’s telephone number, including area code

194 Hermosa Cirle
Durango, Colorado 81301
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on June 17, 2010, the Board of Directors of Kurrant Mobile Catering, Inc., a Colorado corporation (the "Company"), accepted the resignation of Tony Khoury as the President/Chief Executive Officer and Secretary and as a member of the Board of Directors of the Company. Concurrently, the Company accepted the consent of appointment from Pierre Turgeon as the President/Chief Executive Officer and Secretary of  the Company. Mr. Turgeon was previously appointed as a member of the Board of Directors of the Company effective May 20, 2010. Therefore, as of the date of this Current Report, the Board of Directors is comprised of the following individuals: Pierre Turgeon, Francois Turgeon and Peter George.

Pierre Turgeon.  Mr. Turgeon is the president of Transit Publishing Inc. During the past thirty years, Mr. Turgeon has authored several books, articles and scripts. From approximately 1968 through 1975, Mr. Turgeon was a journalist and literary critic at the Canadian Broadcasing Company. In 1972, he was awarded the first prize in the Dramatic Works of Radio – Canada for The Interview, which was written in collaboration with Jacques Godbout. In 1975, Mr. Turgeon wrote a scenario on the events of October 1970, The October Crisis, directed by Marc Blandford and produced by Canadian Broadcasting Company. During 1979 through 1986, he was the general manager and publisher of Sogides, the largest French publishing group in North America. In 1981, Mr. Turgeon received the Governor General’s Award for his fifth novel “The First Person” and in 1992 was awarded for the second time the Governor General’s Award for his essay “Radissonia”. During 1993, Mr. Turgeon wrote the script of a film by Frederic Back, The Mighty River, which received the Grand Prix International Film Festival for Children in Annency. And, in 2000, Mr. Turgeon published “Canada: A People’s History”, volumes 1 and 2 from its origins to today, Editions Fides, Montreal, and McClelland and Stewart in Toronto (with Don Gillmor). This book received the price of the best reference book on the history of Canada by the Canadian Minstry of Culture. Mr. Turgeon earned a Bachelor of Arts at College Sainte-Marie, in Quebec.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KURRANT MOBILE CATERING, INC.

DATE: June 23, 2010	/s/Pierre Turgeon
Name: Pierre Turgeon
Title: President/Chief Executive Officer